Convertible Notes	12 Months Ended
Dec. 31, 2019
Convertible Notes [Abstract]
Convertible Notes
15.	Convertible notes
	December 31, 2019	December 31, 2018
Balance, beginning of year	25,449	—
Convertible Notes issued - liability portion	—	24,531
Unrealized foreign exchange gain	(209)	—
Accrued interest	(152)	152
Accretion	2,443	594
Amortization of note issue costs	745	172
Conversion to common shares	(18,139)	—
Conversion to warrants	(5,947)	—
Repayments	(4,190)
Balance, end of year	—	25,449

In 2018, the Company closed three separate tranches of a private placement of 12% notes for gross proceeds of $28.9 million ($22.2 million from the CAD offering and $USD 5.0 from the USD offering), convertible into units consisting of 1.6 common shares and 0.8 of one common share purchase warrant at the option of the holder for up to twelve months. The Canadian dollar denominated offering was convertible into units at a price of $3.91 per unit. The U.S. dollar denominated offering was convertible into units at a price of $3.13 USD per unit. Interest was payable at 12% per annum, payable monthly, and maturing twelve months from the date of issuance. The convertible notes were segregated into their debt and equity components using the residual value approach, with $3.2 million being allocated to equity. $7 million of the convertible notes were issued to directors and officers.

During the year ended December 31, 2019, principal of $21.2 million convertible notes and USD$2.5 million convertible notes were converted into equity units, at the option of the holders. Equity units issued consisted of 6.2 million common shares and 3.6 million warrants. During the year ended December 31, 2019, principal of $1.0 million convertible notes and USD$2.4 million convertible notes were repaid to unit holders.